Exhibit 21.01

                      SUBSIDIARIES OF TRAVELERS GROUP INC.
                               as of March 7, 1997

The following list omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The jurisdiction of incorporation of each subsidiary is also indicated.

Name of Subsidiary Company                                                                         Jurisdiction of Incorporation
--------------------------                                                                         -----------------------------
   .... AC Health Ventures, Inc.                                                                        Delaware
   .... AMCO Biotech, Inc.                                                                              Delaware
   .... Associated Madison Companies, Inc.                                                              Delaware
   .... .... American National Life Insurance (T & C), Ltd.                                             Turks and Caicos Islands
   .... .... ERISA Corporation                                                                          New York
   .... .... Mid-America Insurance Services, Inc.                                                       Georgia
                  (also D/B/A M-A Insurance Services, Inc.)
   .... .... National Marketing Corporation                                                             Pennsylvania
                  (also D/B/A American Service Associates)
   .... .... PFS Services, Inc.                                                                         Georgia
   .... .... .... The Travelers Insurance Group Inc.                                                    Connecticut
   .... .... .... .... Constitution Plaza, Inc.                                                         Connecticut
   .... .... .... .... KP Properties Corporation                                                        Massachusetts
   .... .... .... .... KPI 85, Inc.                                                                     Massachusetts
   .... .... .... .... KRA Advisers Corporation                                                         Massachusetts
   .... .... .... .... KRP Corporation                                                                  Massachusetts
   .... .... .... .... La Metropole S.A.                                                                Belgium
   .... .... .... .... The Prospect Company                                                             Delaware
   .... .... .... .... .... 89th & York Avenue Corporation                                              New York
   .... .... .... .... .... 979 Third Avenue Corporation                                                Delaware
   .... .... .... .... .... Meadow Lane, Inc.                                                           Georgia
   .... .... .... .... .... Panther Valley, Inc.                                                        New Jersey
   .... .... .... .... .... Prospect Management Services Company                                        Delaware
   .... .... .... .... .... The Travelers Asset Funding Corporation                                     Connecticut
   .... .... .... .... .... .... Travelers Capital Funding Corporation                                  Connecticut
   .... .... .... .... The Travelers Insurance Company                                                  Connecticut
   .... .... .... .... .... Applied Expert Systems Inc.                                                 Massachusetts
   .... .... .... .... .... The Plaza Corporation                                                       Connecticut
   .... .... .... .... .... .... The Copeland Companies (Holding Company)                               New Jersey
   .... .... .... .... .... .... .... American Odyssey Funds Management, Inc.                           New Jersey
   .... .... .... .... .... .... .... .... American Odyssey Funds, Inc.                                 Maryland
   .... .... .... .... .... .... .... Copeland Administrative Services, Inc.                            New Jersey
   .... .... .... .... .... .... .... Copeland Associates, Inc.                                         Delaware
   .... .... .... .... .... .... .... .... Copeland Associates Agency of Ohio, Inc.                     Ohio
   .... .... .... .... .... .... .... .... Copeland Associates of Alabama, Inc.                         Alabama
   .... .... .... .... .... .... .... .... Copeland Associates of Montana, Inc.                         Montana
   .... .... .... .... .... .... .... .... Copeland Benefits Management Company                         New Jersey
   .... .... .... .... .... .... .... .... Copeland Equities, Inc.                                      New Jersey
   .... .... .... .... .... .... .... .... H.C. Copeland Associates, Inc. of Massachusetts              Massachusetts
   .... .... .... .... .... .... .... Copeland Financial Services, Inc.                                 New Jersey
   .... .... .... .... .... .... .... Copeland Healthcare Services, Inc.                                New Jersey
   .... .... .... .... .... .... .... H.C. Copeland and Associates, Inc. of Texas                       Texas
   .... .... .... .... .... .... Three Parkway Inc. - I                                                 Pennsylvania
   .... .... .... .... .... .... Three Parkway Inc. - II                                                Pennsylvania
   .... .... .... .... .... .... Three Parkway Inc. - III                                               Pennsylvania

Name of Subsidiary Company                                                                         Jurisdiction of Incorporation
--------------------------                                                                         -----------------------------
   .... .... .... .... .... .... Tower Square Securities, Inc.                                          Connecticut
   .... .... .... .... .... .... Travelers Asset Management International Corporation                   New York
   .... .... .... .... .... .... Travelers Distribution Company                                         Delaware
   .... .... .... .... .... .... Travelers Investment Adviser, Inc.                                     Delaware
   .... .... .... .... .... .... Travelers/Net Plus Agency of Ohio, Inc.                                Ohio
   .... .... .... .... .... .... Travelers/Net Plus Insurance Agency, Inc.                              Massachusetts
   .... .... .... .... .... .... Travelers/Net Plus, Inc.                                               Connecticut
   .... .... .... .... .... The Travelers Life and Annuity Company                                      Connecticut
   .... .... .... .... .... Travelers Group Investment Management, LLC                                  Delaware
   .... .... .... .... .... Travelers Insurance Holdings Inc.                                           Georgia
   .... .... .... .... .... .... AC RE, Ltd.                                                            Bermuda
   .... .... .... .... .... .... American Financial Life Insurance Company                              Texas
   .... .... .... .... .... .... Primerica Life Insurance Company                                       Massachusetts
   .... .... .... .... .... .... .... National Benefit Life Insurance Company                           New York
   .... .... .... .... .... .... .... Primerica Financial Services (Canada) Ltd.                        Canada
   .... .... .... .... .... .... .... .... PFSL Investments Canada Ltd.                                 Canada
   .... .... .... .... .... .... .... .... Primerica Financial Services Ltd.                            Canada
   .... .... .... .... .... .... .... .... Primerica Life Insurance Company of Canada                   Canada
   .... .... .... .... The Travelers Insurance Corporation Proprietary Limited                          Australia
   .... .... .... .... Travelers Canada Corporation                                                     Canada
   .... .... .... .... Travelers Mortgage Securities Corporation                                        Delaware
   .... .... .... .... Travelers of Ireland Limited                                                     Ireland
   .... .... .... .... Travelers Property Casualty Corp.(1)                                             Delaware
   .... .... .... .... .... The Aetna Casualty and Surety Company                                       Connecticut
   .... .... .... .... .... .... AE Development Group, Inc.                                             Connecticut
   .... .... .... .... .... .... Aetna Casualty & Surety Company of Canada                              Canada
   .... .... .... .... .... .... Aetna Casualty and Surety Company of America                           Connecticut
   .... .... .... .... .... .... Aetna Casualty and Surety Company of Illinois                          Illinois
   .... .... .... .... .... .... Aetna Casualty Company of Connecticut                                  Connecticut
   .... .... .... .... .... .... Aetna Commercial Insurance Company                                     Connecticut
   .... .... .... .... .... .... Aetna Excess and Surplus Lines Company                                 Connecticut
   .... .... .... .... .... .... Aetna Information Services Inc.                                        Connecticut
   .... .... .... .... .... .... Aetna Lloyds of Texas Insurance Company                                Texas
   .... .... .... .... .... .... Aetna National Accounts U.K. Limited                                   United Kingdom
   .... .... .... .... .... .... Axia Services, Inc.                                                    New York
   .... .... .... .... .... .... Farmington Casualty Company                                            Connecticut
   .... .... .... .... .... .... Farmington Management, Inc.                                            Connecticut
   .... .... .... .... .... .... Urban Diversified Properties, Inc.                                     Connecticut
   .... .... .... .... .... The Standard Fire Insurance Company                                         Connecticut
   .... .... .... .... .... .... AE Properties, Inc.                                                    California
   .... .... .... .... .... .... Aetna Insurance Company                                                Connecticut
   .... .... .... .... .... .... Aetna Insurance Company of Illinois                                    Illinois
   .... .... .... .... .... .... Aetna Personal Security Insurance Company                              Connecticut
   .... .... .... .... .... .... Community Rehabilitation Investment Corporation                        Connecticut
   .... .... .... .... .... .... The Automobile Insurance Company of Hartford, Connecticut              Connecticut
   .... .... .... .... .... The Travelers Indemnity Company                                             Connecticut
   .... .... .... .... .... .... Commercial Insurance Resources, Inc.                                   Delaware
   .... .... .... .... .... .... .... Gulf Insurance Company                                            Missouri
   .... .... .... .... .... .... .... .... Atlantic Insurance Company                                   Texas
   .... .... .... .... .... .... .... .... Gulf Group Lloyds                                            Texas
   .... .... .... .... .... .... .... .... Gulf Risk Services, Inc.                                     Delaware
   .... .... .... .... .... .... .... .... Gulf Underwriters Insurance Company                          North Carolina

--------
(1) Travelers Group Inc. owns approximately 82% of the outstanding common stock of Travelers Property Casualty Corp.

Name of Subsidiary Company                                                                         Jurisdiction of Incorporation
--------------------------                                                                         -----------------------------
   .... .... .... .... .... .... .... .... Select Insurance Company                                     Texas
   .... .... .... .... .... .... Countersignature Agency, Inc.                                          Florida
   .... .... .... .... .... .... First Floridian Auto and Home Insurance Company                        Florida
   .... .... .... .... .... .... First Trenton Indemnity Company                                        New Jersey
   .... .... .... .... .... .... Laramia Insurance Agency, Inc.                                         North Carolina
   .... .... .... .... .... .... Secure Affinity Agency, Inc.                                           Delaware
   .... .... .... .... .... .... The Charter Oak Fire Insurance Company                                 Connecticut
   .... .... .... .... .... .... The Parker Realty and Insurance Agency, Inc.                           Vermont
   .... .... .... .... .... .... The Phoenix Insurance Company                                          Connecticut
   .... .... .... .... .... .... .... Constitution State Service Company                                Montana
   .... .... .... .... .... .... .... The Travelers Indemnity Company of America                        Georgia
   .... .... .... .... .... .... .... The Travelers Indemnity Company of Connecticut                    Connecticut
   .... .... .... .... .... .... .... The Travelers Indemnity Company of Illinois                       Illinois
   .... .... .... .... .... .... The Premier Insurance Company of Massachusetts                         Massachusetts
   .... .... .... .... .... .... The Travelers Home and Marine Insurance Company                        Indiana
   .... .... .... .... .... .... The Travelers Indemnity Company of Missouri                            Missouri
   .... .... .... .... .... .... The Travelers Lloyds Insurance Company                                 Texas
   .... .... .... .... .... .... The Travelers Marine Corporation                                       California
   .... .... .... .... .... .... TI Home Mortgage Brokerage, Inc.                                       Delaware
   .... .... .... .... .... .... TravCo Insurance Company                                               Indiana
   .... .... .... .... .... .... Travelers Bond Investments, Inc.                                       Connecticut
   .... .... .... .... .... .... Travelers General Agency of Hawaii, Inc.                               Hawaii
   .... .... .... .... .... .... Travelers Medical Management Services Inc.                             Delaware
   .... .... .... .... .... .... Travelers Specialty Property Casualty Company, Inc.                    Connecticut
   .... .... Primerica Convention Services, Inc.                                                        Georgia
   .... .... Primerica Finance Corporation                                                              Delaware
   .... .... .... PFS Distributors, Inc.                                                                Georgia
   .... .... .... PFS Investments Inc.                                                                  Georgia
   .... .... .... PFS T.A., Inc.                                                                        Delaware
   .... .... Primerica Financial Services Home Mortgages, Inc.                                          Georgia
   .... .... Primerica Financial Services, Inc.                                                         Nevada
   .... .... .... Primerica Financial Services Agency of New York, Inc.                                 New York
   .... .... .... Primerica Financial Services Insurance Marketing of Connecticut, Inc.                 Connecticut
   .... .... .... Primerica Financial Services Insurance Marketing of Idaho, Inc.                       Idaho
   .... .... .... Primerica Financial Services Insurance Marketing of Nevada, Inc.                      Nevada
   .... .... .... Primerica Financial Services Insurance Marketing of Pennsylvania, Inc.                Pennsylvania
                      (also D/B/A Primerica Financial Services)
   .... .... .... Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc.          United States Virgin Islands
   .... .... .... Primerica Financial Services Insurance Marketing of Wyoming, Inc.                     Wyoming
   .... .... .... Primerica Financial Services Insurance Marketing, Inc.                                Delaware
   .... .... .... Primerica Financial Services of Alabama, Inc.                                         Alabama
   .... .... .... Primerica Financial Services of Arizona, Inc.                                         Arizona
   .... .... .... Primerica Financial Services of Kentucky Inc.                                         Kentucky
   .... .... .... Primerica Financial Services of New Mexico, Inc.                                      New Mexico
   .... .... .... Primerica Insurance Agency of Massachusetts, Inc.                                     Massachusetts
   .... .... .... Primerica Insurance Marketing Services of Puerto Rico, Inc.                           Puerto Rico
   .... .... .... Primerica Insurance Services of Louisiana, Inc.                                       Louisiana
                      (also D/B/A A.L. Williams)
   .... .... .... Primerica Insurance Services of Maryland, Inc.                                        Maryland
   .... .... Primerica Services, Inc.                                                                   Georgia
   .... .... RCM Acquisition Inc.                                                                       Delaware
   .... .... SCN Acquisitions Company                                                                   Delaware
   .... .... SL&H Reinsurance, Ltd.                                                                     Nevis
   .... .... .... Southwest Service Agreements, Inc.                                                    North Carolina


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

Name of Subsidiary Company                                                                         Jurisdiction of Incorporation
--------------------------                                                                         -----------------------------
   .... .... Southwest Warranty Corporation                                                             Florida
   .... Berg Associates                                                                                 New Jersey
   .... CCC Holdings, Inc.                                                                              Delaware
   .... .... Commercial Credit Company                                                                  Delaware
   .... .... .... American Health and Life Insurance Company                                            Maryland
   .... .... .... Brookstone Insurance Company                                                          Vermont
                      (also D/B/A Alexander Insurance Managers)
   .... .... .... CC Finance Company, Inc.                                                              New York
   .... .... .... CC Financial Services, Inc.                                                           Hawaii
   .... .... .... CCC Fairways, Inc.                                                                    Delaware
   .... .... .... Chesapeake Appraisal and Settlement Services Inc.                                     Maryland
   .... .... .... .... Chesapeake Appraisal and Settlement Services Agency of Ohio Inc.                 Ohio
   .... .... .... City Loan Financial Services, Inc.                                                    Ohio
   .... .... .... City Loan Financial, Inc.                                                             Ohio
   .... .... .... Commercial Credit Banking Corporation                                                 Oregon
   .... .... .... Commercial Credit Consumer Services, Inc.                                             Minnesota
   .... .... .... Commercial Credit Corporation                                                         Alabama
   .... .... .... Commercial Credit Corporation                                                         California
   .... .... .... Commercial Credit Corporation (Hawaii)                                                Hawaii
   .... .... .... Commercial Credit Corporation                                                         Iowa
                      (also D/B/A Commercial Credit Corporation (IA))
   .... .... .... .... Commercial Credit of Alabama, Inc.                                               Delaware
   .... .... .... .... Commercial Credit of Mississippi, Inc.                                           Delaware
   .... .... .... Commercial Credit Corporation                                                         Kentucky
   .... .... .... .... Certified Insurance Agency, Inc.                                                 Kentucky
   .... .... .... .... Commercial Credit Investment, Inc.                                               Kentucky
   .... .... .... .... National Life Insurance Agency of Kentucky, Inc.                                 Kentucky
   .... .... .... .... Union Casualty Insurance Agency, Inc.                                            Kentucky
   .... .... .... Commercial Credit Corporation                                                         Maryland
                       (also D/B/A Commercial Credit Corporation (MD))
   .... .... .... .... Action Data Services, Inc.                                                       Missouri
   .... .... .... .... Commercial Credit Plan, Incorporated                                             Oklahoma
                            (also D/B/A Commercial Credit Consumer Services, Inc.)
   .... .... .... Commercial Credit Corporation                                                         New York
   .... .... .... Commercial Credit Corporation                                                         South Carolina
   .... .... .... Commercial Credit Corporation                                                         West Virginia
   .... .... .... Commercial Credit Corporation NC                                                      North Carolina
   .... .... .... Commercial Credit Europe, Inc.                                                        Delaware
   .... .... .... Commercial Credit Far East Inc.                                                       Delaware
   .... .... .... Commercial Credit Insurance Services, Inc.                                            Maryland
                       (also D/B/A Commercial Credit Insurance Agency)
   .... .... .... .... Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.                    Mississippi
   .... .... .... .... Commercial Credit Insurance Agency of Alabama, Inc.                              Alabama
   .... .... .... .... Commercial Credit Insurance Agency of Hawaii, Inc.                               Hawaii
   .... .... .... .... Commercial Credit Insurance Agency of Kentucky, Inc.                             Kentucky
   .... .... .... .... Commercial Credit Insurance Agency of Massachusetts, Inc.                        Massachusetts
   .... .... .... .... Commercial Credit Insurance Agency of Nevada, Inc.                               Nevada
   .... .... .... .... Commercial Credit Insurance Agency of New Mexico, Inc.                           New Mexico
   .... .... .... .... Commercial Credit Insurance Agency of Ohio, Inc.                                 Ohio
   .... .... .... Commercial Credit International, Inc.                                                 Delaware
   .... .... .... .... Commercial Credit International Banking Corporation                              Oregon
   .... .... .... .... .... Commercial Credit Corporation CCC Limited                                   Canada
   .... .... .... .... .... Commercial Credit Services do Brazil Ltda.                                  Brazil
   .... .... .... .... Commercial Credit Services Belgium S.A.                                          Belgium

Name of Subsidiary Company                                                                         Jurisdiction of Incorporation
--------------------------                                                                         -----------------------------
   .... .... .... Commercial Credit Limited                                                             Delaware
   .... .... .... Commercial Credit Loan, Inc.                                                          New York
   .... .... .... Commercial Credit Loans, Inc.                                                         Delaware
   .... .... .... Commercial Credit Loans, Inc.                                                         Ohio
   .... .... .... Commercial Credit Loans, Inc.                                                         Virginia
   .... .... .... Commercial Credit Management Corporation                                              Maryland
   .... .... .... Commercial Credit Plan Incorporated                                                   Tennessee
                       (also D/B/A Commercial Credit Plan Incorporated (TN))
   .... .... .... Commercial Credit Plan Incorporated                                                   Utah
   .... .... .... Commercial Credit Plan Incorporated of Georgetown                                     Delaware
   .... .... .... Commercial Credit Plan Industrial Loan Company                                        Virginia
   .... .... .... Commercial Credit Plan, Incorporated                                                  Colorado
   .... .... .... Commercial Credit Plan, Incorporated                                                  Delaware
   .... .... .... Commercial Credit Plan, Incorporated                                                  Georgia
   .... .... .... Commercial Credit Plan, Incorporated                                                  Missouri
   .... .... .... Commercial Credit Securities, Inc.                                                    Delaware
   .... .... .... DeAlessandro & Associates, Inc.                                                       Delaware
   .... .... .... Park Tower Holdings, Inc.                                                             Delaware
   .... .... .... .... CC Retail Services, Inc.                                                         Delaware
   .... .... .... .... .... Troy Textiles, Inc.                                                         Delaware
   .... .... .... .... Commercial Credit Development Corporation                                        Delaware
   .... .... .... .... .... Myers Park Properties, Inc.                                                 Delaware
   .... .... .... .... Travelers Home Mortgage Services of Alabama, Inc.                                Delaware
   .... .... .... Penn Re, Inc.                                                                         North Carolina
   .... .... .... Plympton Concrete Products, Inc.                                                      Delaware
   .... .... .... Resource Deployment, Inc.                                                             Texas
   .... .... .... The Travelers Bank                                                                    Delaware
   .... .... .... The Travelers Bank USA                                                                Delaware
   .... .... .... Travelers Home Equity, Inc.                                                           North Carolina
   .... .... .... .... CC Consumer Services of Alabama, Inc.                                            Alabama
   .... .... .... .... CC Home Lenders Financial, Inc.                                                  Georgia
   .... .... .... .... CC Home Lenders, Inc.                                                            Ohio
   .... .... .... .... Commercial Credit Corporation                                                    Texas
   .... .... .... .... Commercial Credit Financial of Kentucky, Inc.                                    Kentucky
   .... .... .... .... Commercial Credit Financial of West Virginia, Inc.                               West Virginia
   .... .... .... .... Commercial Credit Plan Consumer Discount Company                                 Pennsylvania
                            (also D/B/A Commercial Credit Corporation)
   .... .... .... .... Commercial Credit Services of Kentucky, Inc.                                     Kentucky
   .... .... .... .... Travelers Home Mortgage Services, Inc.                                           North Carolina
   .... .... .... Triton Insurance Company                                                              Missouri
                       (also D/B/A Voyager Guaranty Insurance Company)
   .... .... .... Verochris Corporation                                                                 Delaware
                       (also D/B/A Air Operations Associates)
   .... .... .... .... AMC Aircraft Corp.                                                               Delaware
   .... .... .... World Service Life Insurance Company                                                  Colorado
   .... Greenwich Street Capital Partners, Inc.                                                         Delaware
   .... Greenwich Street Investments, Inc.                                                              Delaware
   .... .... Greenwich Street Capital Partners Offshore Holdings, Inc.                                  Delaware
   .... Mirasure Insurance Company, Ltd.                                                                Bermuda
   .... Pacific Basin Investments Ltd.                                                                  Delaware
   .... Primerica Corporation                                                                           Wyoming
   .... Primerica, Inc.                                                                                 Delaware
   .... Smith Barney Corporate Trust Company                                                            Delaware
   .... Smith Barney Holdings Inc.                                                                      Delaware

Name of Subsidiary Company                                                                         Jurisdiction of Incorporation
--------------------------                                                                         -----------------------------
   .... .... Nextco Inc.                                                                                Delaware
   .... .... R-H Capital, Inc.                                                                          Delaware
   .... .... R-H Sports Enterprises Inc                                                                 Georgia
   .... .... SB Cayman Holdings I Inc.                                                                  Delaware
   .... .... .... Smith Barney Private Trust Company (Cayman) Limited                                   Cayman Islands
   .... .... .... .... Greenwich (Cayman) I Limited                                                     Cayman Islands
   .... .... .... .... Greenwich (Cayman) II Limited                                                    Cayman Islands
   .... .... .... .... Greenwich (Cayman) III Limited                                                   Cayman Islands
   .... .... SB Cayman Holdings II Inc.                                                                 Delaware
   .... .... .... Smith Barney Private Trust Company (Cayman) Limited                                   Cayman Islands
   .... .... .... .... Greenwich (Cayman) I Limited                                                     Cayman Islands
   .... .... .... .... Greenwich (Cayman) II Limited                                                    Cayman Islands
   .... .... .... .... Greenwich (Cayman) III Limited                                                   Cayman Islands
   .... .... SB Cayman Holdings III Inc.                                                                Delaware
   .... .... .... Smith Barney Credit Services (Cayman) Ltd.                                            Cayman Islands
   .... .... SB Cayman Holdings IV Inc.                                                                 Delaware
   .... .... .... Smith Barney Credit Services (Cayman) Ltd.                                            Cayman Islands
   .... .... Smith Barney (Delaware) Inc.                                                               Delaware
   .... .... .... 1345 Media Corp.                                                                      Delaware
   .... .... .... Corporate Realty Advisors, Inc.                                                       Delaware
   .... .... .... IPO Holdings Inc.                                                                     Delaware
   .... .... .... .... Institutional Property Owners, Inc. V                                            Delaware
   .... .... .... .... Institutional Property Owners, Inc. VI                                           Delaware
   .... .... .... MLA 50 Corporation                                                                    Delaware
   .... .... .... MLA GP Corporation                                                                    Delaware
   .... .... .... Smith Barney Acquisition Corporation                                                  Delaware
   .... .... .... Smith Barney Acquisition Fund, Inc.                                                   Cayman Islands
   .... .... .... Smith Barney Global Capital Management, Inc.                                          Delaware
   .... .... .... Smith Barney Realty, Inc.                                                             Delaware
   .... .... .... Smith Barney Risk Investors, Inc.                                                     Delaware
   .... .... .... Smith Barney Venture Corp.                                                            Delaware
   .... .... Smith Barney (Ireland) Limited                                                             Ireland
   .... .... Smith Barney Asia Inc.                                                                     Delaware
   .... .... Smith Barney Asset Management Group (Asia) Pte. Ltd.                                       Singapore
   .... .... Smith Barney Canada Inc.                                                                   Canada
   .... .... Smith Barney Capital Services Inc.                                                         Delaware
   .... .... Smith Barney Cayman Islands, Ltd.                                                          Cayman Islands
   .... .... Smith Barney Commercial Corp.                                                              Delaware
   .... .... Smith Barney Commercial Corporation Asia Limited                                           Hong Kong
   .... .... Smith Barney Europe Holdings, Ltd.                                                         United Kingdom
   .... .... .... Smith Barney Europe, Ltd.                                                             United Kingdom
   .... .... .... Smith Barney Shearson Futures, Ltd.                                                   United Kingdom
   .... .... Smith Barney Futures Management Inc.                                                       Delaware
   .... .... .... Smith Barney Offshore Fund Ltd.                                                       Delaware
   .... .... .... Smith Barney Overview Fund PLC                                                        Dublin
   .... .... Smith Barney Inc.                                                                          Delaware
   .... .... .... KEB Smith Barney Securities Co., Ltd.                                                 Korea
   .... .... .... SBHU Life Agency, Inc.                                                                Delaware
   .... .... .... .... Robinson-Humphrey Insurance Services Inc.                                        Georgia
   .... .... .... .... .... Robinson-Humphrey Insurance Services of Alabama, Inc.                       Alabama
   .... .... .... .... SBHU Life Agency of Arizona, Inc.                                                Arizona
   .... .... .... .... SBHU Life Agency of Indiana, Inc.                                                Indiana
   .... .... .... .... SBHU Life Agency of Utah, Inc.                                                   Utah
   .... .... .... .... SBHU Life Insurance Agency of Massachusetts, Inc.                                Massachusetts

Name of Subsidiary Company                                                                         Jurisdiction of Incorporation
--------------------------                                                                         -----------------------------
   .... .... .... .... SBS Insurance Agency of Hawaii, Inc.                                             Hawaii
   .... .... .... .... SBS Insurance Agency of Idaho, Inc.                                              Idaho
   .... .... .... .... SBS Insurance Agency of Maine, Inc.                                              Maine
   .... .... .... .... SBS Insurance Agency of Montana, Inc.                                            Montana
   .... .... .... .... SBS Insurance Agency of Nevada, Inc.                                             Nevada
   .... .... .... .... SBS Insurance Agency of Ohio, Inc.                                               Ohio
   .... .... .... .... SBS Insurance Agency of South Dakota, Inc.                                       South Dakota
   .... .... .... .... SBS Insurance Agency of Wyoming, Inc.                                            Wyoming
   .... .... .... .... SBS Insurance Brokerage Agency of Arkansas, Inc.                                 Arkansas
   .... .... .... .... SBS Insurance Brokers of Kentucky, Inc.                                          Kentucky
   .... .... .... .... SBS Insurance Brokers of New Hampshire, Inc.                                     New Hampshire
   .... .... .... .... SBS Insurance Brokers of North Dakota, Inc.                                      North Dakota
   .... .... .... .... SBS Life Insurance Agency of Puerto Rico, Inc.                                   Puerto Rico
   .... .... .... .... SLB Insurance Agency of Maryland, Inc.                                           Maryland
   .... .... .... .... Smith Barney Life Agency Inc.                                                    Louisiana
   .... .... .... Smith Barney (Hong Kong) Limited                                                      Hong Kong
   .... .... .... Smith Barney (Netherlands) Inc.                                                       Delaware
   .... .... .... Smith Barney International Incorporated                                               Oregon
   .... .... .... .... Smith Barney (Singapore) Pte Ltd                                                 Singapore
   .... .... .... .... Smith Barney Pacific Holdings, Inc.                                              British Virgin Islands
   .... .... .... .... .... Smith Barney (Asia) Limited                                                 Hong Kong
   .... .... .... .... .... Smith Barney (Pacific) Limited                                              Hong Kong
   .... .... .... .... Smith Barney Securities Pte Ltd                                                  Singapore
   .... .... .... Smith Barney Puerto Rico Inc.                                                         Puerto Rico
   .... .... .... The Robinson-Humphrey Company, Inc.                                                   Delaware
   .... .... Smith Barney Mortgage Brokers Inc.                                                         Delaware
   .... .... Smith Barney Mortgage Capital Corp.                                                        Delaware
   .... .... Smith Barney Mortgage Capital Group, Inc.                                                  Delaware
   .... .... Smith Barney Mutual Funds Management Inc.                                                  Delaware
   .... .... .... Smith Barney Strategy Advisers Inc.                                                   Delaware
   .... .... .... .... E.C. Tactical Management S.A.                                                    Luxembourg
   .... .... Smith Barney Offshore, Inc.                                                                Delaware
   .... .... .... Decathlon Offshore Limited                                                            Cayman Islands
   .... .... Smith Barney S.A.                                                                          France
   .... .... .... Smith Barney Asset Management France S.A.                                             France
   .... .... Smith Barney Securities Investment Consulting Co. Ltd.                                     Taiwan
   .... .... Smith Barney Shearson (Chile) Corredora de Seguro Limitada                                 Chile
                  (also D/B/A SBS (Chile) Corredora de Seguros Ltda.)
   .... .... Structured Mortgage Securities Corporation                                                 Delaware
   .... .... The Travelers Investment Management Company                                                Connecticut
   .... Smith Barney Private Trust Company                                                              New York
   .... Smith Barney Private Trust Company of Florida                                                   Florida
   .... Tinmet Corporation                                                                              Delaware
   .... Travelers Group Diversified Distribution Services, Inc.                                         Delaware
   .... .... Travelers Group Exchange, Inc.                                                             Delaware
                  (also D/B/A VIPortfolio Agency)
   .... Travelers Services Inc.                                                                         Delaware
             (also D/B/A Travelers Coronado Services Inc.)
   .... Tribeca Management Inc.                                                                         Delaware
   .... TRV Employees Investments, Inc.                                                                 Delaware
   .... TRV/RCM Corp.                                                                                   Delaware
   .... TRV/RCM LP Corp.                                                                                Delaware


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